NOTICE OF GUARANTEED DELIVERY

                                     FOR

                           CALENERGY COMPANY, INC.


                         9 1/2% SENIOR NOTES DUE 2006


      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of CalEnergy Company, Inc. (the "Company") made pursuant to the Prospectus, dated ________, 1996 (the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if (i) certificates for the Old Notes (as defined below) are not immediately available; (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to IBJ Schroder Bank & Trust Company (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus); or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer-Procedures for Tendering" section in the Prospectus. The term "Old Notes" means the Company's outstanding 9 1/2% Senior Notes due 2006 that were issued and sold in a transaction exempt from registration under the Securitites Act of 1933, as amended. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.


                              The Exchange Agent
                          for the Exchange Offer is:


                      IBJ SCHRODER BANK & TRUST COMPANY

                                By Facsimile:
                                (212) 858-2611

                            Confirm By Telephone:
                                (212) 858-2103
                     Attention: Reorganization Department

     By Hand/Overnight Delivery:
  IBJ Schroder Bank & Trust Company         By Registered or Certified Mail:
          One State Street                  IBJ Schroder Bank & Trust Company
    Securities Processing Window          Attention: Reorganization Department
             Floor SC-1                                P.O. Box 84
      New York, New York 10004                    Bowling Green Station
Attention: Reorganization Department          New York, New York 10274-0084


      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

      Ladies and Gentlemen:

      The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer
- Procedures for Tendering" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes        Signature(s)
                                                 ------------------------------
Tendered $
          ------------------------   ------------------------------------------

Certificate Nos.                     Please Print the Following Information:
(if available)
              --------------------

                                     Name(s) of Registered Holders
Total Principal Amount                                            -------------
  Represented by Old Notes
  Certificate(s)                     ------------------------------------------
                ------------------
                                     Address
                                            -----------------------------------

                                     ------------------------------------------

If Old Notes will be tendered by book-
entry transfer, provide the following
information:

                                     Area Code and Telephone Number(s)
                                                                      ---------
DTC Account Number
                  ----------------   ------------------------------------------


Dated:              , 1996
      --------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
            ---------------------------     ---------------------------------
                                                 (Authorized Signature)
Address
       --------------------------------
                                            Name
                                                -----------------------------
                                                    Please type or print
                                            Date
---------------------------------------         -----------------------------
              Zip Code

Area Code and
Telephone Number
                -----------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.